UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2020 (the “Distribution Date”), PDL BioPharma, Inc. (“PDL” or the “Company”) completed the previously announced separation of LENSAR, Inc. (“LENSAR”) from the Company (the “Spin-Off”) into a new, independent publicly traded company, through the distribution of all of the outstanding shares of LENSAR common stock, par value $0.01 (the “LENSAR Common Stock”) held by the Company on a pro rata basis to the Company’s shareholders of record as of the close of business on September 22, 2020 (the “Record Date”). Each holder of record of the Company’s shares of common stock, par value $0.01 per share, received 0.075879 shares of LENSAR Common Stock for every one share of PDL common stock held at the close of business on the Record Date (the “Distribution”). In lieu of fractional shares, shareholders of the Company received cash. The Company distributed 8,667,397 shares of LENSAR Common Stock in the Distribution, which was effective at 5:00 p.m., Eastern Time, on October 1, 2020 (the “Effective Time”). As a result of the Distribution, LENSAR is now an independent public company and its common stock is listed under the symbol “LNSR” on the Nasdaq Stock Market.

Following the Distribution, the Company does not own any shares of LENSAR Common Stock and the Company will no longer consolidate LENSAR in its financial results. The Company’s unaudited pro forma condensed consolidated financial information giving effect to the Distribution and related transactions is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Distribution and related transactions is attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: October 7, 2020

Exhibit Index

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information